UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! LOWE’S COMPANIES, INC. 2021 Annual Meeting Vote by May 27, 2021 11:59 PM ET. For shares held in a Plan, vote by May 25, 2021 11:59 PM ET. LOWE’S COMPANIES, INC. 1000 LOWES BOULEVARD MAIL CODE: NB3TIR MOORESVILLE, NC 28117 You invested in LOWE’S COMPANIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2021. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2021. If you would like to view the materials online, have the control number that is printed in the box below available and visit www.ProxyVote.com. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting and for other ways to vote. V1 For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 28, 2021 10:00 a.m., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/LOW2021

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Company Proposals 1. Election of Directors Nominees: 01) Raul Alvarez 04) Sandra B. Cochran 07) Marvin R. Ellison 10) Bertram L. Scott For 02) David H. Batchelder 05) Laurie Z. Douglas 08) Daniel J. Heinrich 11) Mary Beth West 03) Angela F. Braly 06) Richard W. Dreiling 09) Brian C. Rogers 2. Advisory vote to approve Lowe’s named executive officer compensation in fiscal 2020. For 3. Ratification of the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for For Fiscal 2021. Shareholder Proposal 4. Shareholder proposal regarding amending the Company’s proxy access bylaw to remove shareholder aggregation limits. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D43942-P49946